Exhibit 10.2

EXECUTION COPY

ABL GUARANTEE AND COLLATERAL AGREEMENT

dated as of

September 28, 2007,

among

SPECTRUM BRANDS, INC.,

THE SUBSIDIARIES OF SPECTRUM BRANDS, INC.
IDENTIFIED HEREIN

and

WACHOVIA BANK, NATIONAL ASSOCIATION,

as the Collateral Agent

Schedules

Schedule I	Subsidiary Loan Parties

Exhibits

Exhibit I	Form of Supplement
Exhibit II	Form of Perfection Certificate

ABL GUARANTEE AND COLLATERAL AGREEMENT dated as of September 28, 2007, among SPECTRUM BRANDS, INC., a Wisconsin corporation (the “Borrower”), the SUBSIDIARIES of the Borrower identified herein and WACHOVIA BANK, NATIONAL ASSOCIATION, as the Collateral Agent.

Reference is made to the Credit Agreement dated as of September 28, 2007 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the other Loan Parties party thereto, the Lenders party thereto, Wachovia Bank, National Association, as the Administrative Agent, the Collateral Agent and an LC Issuer, and Goldman Sachs Credit Partners L.P., as the Syndication Agent.  The Lenders and the LC Issuers have agreed to extend credit to the Borrower subject to the terms and conditions set forth in the Credit Agreement.  The obligations of the Lenders and the LC Issuers to extend such credit are conditioned upon, among other things, the execution and delivery of this Agreement.  The Subsidiary Loan Parties are, or are Affiliates of, the Borrower, will derive substantial benefits from the extension of credit to the Borrower pursuant to the Credit Agreement and are willing to execute and deliver this Agreement in order to induce the Lenders and the LC Issuers to extend such credit.  Accordingly, the parties hereto agree as follows:

ARTICLE I

Definitions

SECTION 1.01.  Credit Agreement.  (a)  Capitalized terms used in this Agreement (including the preliminary statement hereto) and not otherwise defined herein have the meanings specified in the Credit Agreement.  All terms defined in the New York UCC (as defined herein) and not defined in this Agreement or in the Credit Agreement have the meanings specified therein; the term “instrument” shall have the meaning specified in Article 9 of the New York UCC.

(b)           The rules of construction specified in Section 1.02 of the Credit Agreement also apply to this Agreement.

SECTION 1.02.  Other Defined Terms.  As used in this Agreement, the following terms have the meanings specified below:

“ABL Collateral” means any and all of the following assets and property of any Loan Party, whether real, personal or mixed: (a) all Accounts (other than Accounts arising under contracts for the sale of Non-ABL Collateral) and related Records; (b) all Chattel Paper; (c) all Deposit Accounts and all cash, checks and other negotiable instruments, funds and other evidences of payment held therein (but not any identifiable Proceeds of Non-ABL Collateral); (d) all Inventory; (e) solely to the extent evidencing, governing, securing or otherwise related to the items referred to in the preceding clauses (a), (b), (c) and (d), all Documents, General Intangibles (other than Intellectual Property), Instruments, Investment Property and Letter of Credit Rights; (f) all books and records related to the foregoing; and (g) all Proceeds, including insurance Proceeds, of any and all of the foregoing and all collateral, security and guarantees given by any Person with respect to any of the foregoing.  Notwithstanding clause (g) of the immediately preceding sentence, “ABL Collateral” shall not include any assets referred to in clauses (a) through (j) and (l) of the definition of “Non-ABL Collateral” that are not included in clause (e) above.  All capitalized terms used in this definition and not defined elsewhere in this Agreement have the meanings assigned to them in the New York UCC.

“Account” has the meaning assigned to such term in Section 9-102 of the New York UCC.

“Account Debtor” means any Person who is or who may become obligated to any Loan Party under, with respect to or on account of an Account.

“Borrower” has the meaning assigned to such term in the preliminary statement to this Agreement.

“Copyright License” means any written agreement, now or hereafter in effect, granting any right to any third party under any copyright now or hereafter owned by any Loan Party or that such Loan Party otherwise has the right to license, or granting any right to any Loan Party under any copyright now or hereafter owned by any third party, and all rights of such Loan Party under any such agreement.

“Copyrights” means all of the following now owned or hereafter acquired by any Loan Party:  (a) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise, and (b) all registrations and applications for registration of any such copyright in the United States or any other country, including registrations, recordings, supplemental registrations and pending applications for registration in the United States Copyright Office.

“Credit Agreement” has the meaning assigned to such term in the preliminary statement to this Agreement.

“Intellectual Property” means all intellectual and similar property of every kind and nature now owned or hereafter acquired by any Loan Party, including inventions, designs, Patents, Copyrights, Licenses, Trademarks, trade secrets, confidential or proprietary technical and business information, know-how, show-how or other proprietary data or information, rights in software and databases and rights in all embodiments or fixations thereof and rights in related documentation, registrations and franchises, and all additions, improvements and accessions to any of the foregoing.

“Inventory” has the meaning assigned to such term in Section 9-102 of the New York UCC.

“Lender Party” means each Lender, each Agent, each Arranger, each LC Issuer and each of their respective Affiliates (including any Person that is a Lender, an Agent or an LC Issuer (or that is such an Affiliate) as of the Closing Date but subsequently ceases to be a Lender, an Agent or an LC Issuer (or such an Affiliate), as the case may be, if such Person is a counterparty to any Swap Contract with any Loan Party or provides any cash management services to any Loan Party).

“License” means any Patent License, Trademark License, Copyright License or other license or sublicense agreement to which any Loan Party is a party.

“Loan Parties” means, collectively, the Borrower and the Subsidiary Loan Parties.

“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

“Non-ABL Collateral” means any and all of the following assets and property of any Loan Party, whether real, personal or mixed: (a) all Investment Property; (b) all Documents; (c) all General Intangibles; (d) all Intellectual Property; (e) all Equipment; (f) all real property (including both fee and leasehold interests) and fixtures; (g) all Instruments; (h) all insurance; (i) all Letter of Credit Rights; (j) all Commercial Tort Claims; (k) all other assets and property not constituting ABL Collateral; (l) all books and records related to the foregoing; and (m) all Proceeds, including insurance Proceeds, of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing.  Notwithstanding the foregoing, “Non-ABL Collateral” shall not include any assets or property included in clause (e) of the definition of “ABL Collateral” or any assets or property excluded pursuant to the terms of the Term Collateral Documents.  All capitalized terms used in this definition and not defined elsewhere in this Agreement have the meanings assigned to them in the New York UCC.

“Obligations” means (a) the due and punctual payment by the Borrower of (i) the principal of and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by the Borrower under any Loan Document in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of LC Disbursements, interest thereon (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) and obligations to provide cash collateral and (iii) all other monetary obligations of the Borrower to any of the Secured Parties under the Credit Agreement and each of the other Loan Documents, including expense reimbursement obligations and indemnification obligations, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred, and any interest thereon accruing, during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), (b) the due and punctual payment of all the monetary obligations of each other Loan Party under or pursuant to the Credit Agreement and each of the other Loan Documents (including monetary obligations incurred, and any interest thereon accruing, during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), (c) the due and punctual payment and performance of all monetary obligations of each Loan Party under each Swap Contract with a counterparty that is a Lender Party (whether such Swap Contract is in effect on the Closing Date or entered into after the Closing Date), other than any such Swap Contract with respect to which the Lender Party that is the counterparty thereto shall have agreed in writing that such Swap Contract shall be deemed not to be a “Swap Contract” for purposes of this clause (c) (a copy of such writing to be delivered to the Collateral Agent), and (d) the due and punctual payment and performance of all monetary obligations of each Loan Party to any Lender Party in respect of cash management services (including treasury, depository, overdraft, credit or debit card (including non-card e-payable services), electronic funds transfer and other cash management arrangements) (other than cash management services provided after (i) the principal of each Loan and all LC Disbursements, interest and fees payable under the Credit Agreement have been paid in full, (ii) all Commitments under the Credit Agreement have been reduced to zero and (iii) no LC Issuer shall have any obligation to issue Letters of Credit under the Credit Agreement and no Letter of Credit shall be outstanding (other than any Letter of Credit the obligations under which have been cash collateralized in full or supported in full by letters of credit of other banks naming the applicable LC Issuer as the beneficiary, in each case, in a manner satisfactory to the applicable LC Issuer)).

“Patent License” means any written agreement, now or hereafter in effect, granting to any third party any right to make, use or sell any invention on which a patent, now or hereafter owned by any Loan Party or that any Loan Party otherwise has the right to license, is in existence, or granting to any Loan Party any right to make, use or sell any invention on which a patent, now or hereafter owned by any third party, is in existence, and all rights of any Loan Party under any such agreement.

“Patents” means all of the following now owned or hereafter acquired by any Loan Party:  (a) all letters patent of the United States or the equivalent thereof in any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or the equivalent thereof in any other country, including registrations, recordings and pending applications in the United States Patent and Trademark Office or any similar offices in any other country and (b) all reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein.

“Perfection Certificate” means a certificate substantially in the form of Exhibit II, completed and supplemented with the schedules and attachments contemplated thereby, and duly executed by a Responsible Officer of the Borrower.

“Proceeds” has the meaning assigned to such term in Section 9-102 of the New York UCC.

“Secured Parties” means (a) the Lenders, (b) the Administrative Agent, (c) the Collateral Agent, (d) the Syndication Agent, (e) the Arrangers, (f) the LC Issuers, (g) the Lender Parties to whom any of the Obligations are owed and (h) the permitted successors and assigns of each of the foregoing.

“Security Interest” has the meaning assigned to such term in Section 3.01(a).

“Subsidiary Loan Parties” means (a) the Subsidiaries identified on Schedule I and (b) each other Subsidiary that becomes a party to this Agreement as a Subsidiary Loan Party after the Closing Date.

“Term Collateral Documents” has the meaning assigned to such term in the ABL Intercreditor Agreement.

“Term Liens” has the meaning assigned to such term in the ABL Intercreditor Agreement.

“Trademark License” means any written agreement, now or hereafter in effect, granting to any third party any right to use any trademark now or hereafter owned by any Loan Party or that any Loan Party otherwise has the right to license, or granting to any Loan Party any right to use any trademark now or hereafter owned by any third party, and all rights of any Loan Party under any such agreement.

“Trademarks” means all of the following now owned or hereafter acquired by any Loan Party:  (a) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers and other general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office or any similar offices in any State of the United States or any other country or any political subdivision thereof, and all extensions or renewals thereof and (b) all goodwill associated therewith or symbolized thereby.

ARTICLE II

Guarantee

SECTION 2.01.  Guarantee.  Each Loan Party unconditionally guarantees, jointly with the other Loan Parties and severally, as a primary obligor and not merely as a surety, the due and punctual payment of the Obligations.  Each Loan Party further agrees that the Obligations may be extended or renewed, in whole or in part, or amended or modified, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal, or amendment or modification, of any Obligation.  Each Loan Party waives presentment to, demand of payment from and protest to the Borrower or any other Loan Party of any of the Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment.

SECTION 2.02.  Guarantee of Payment.  Each Loan Party further agrees that its guarantee hereunder constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by the Collateral Agent or any other Secured Party to any security held for the payment of the Obligations or to any balance of any deposit account or credit on the books of the Collateral Agent or any other Secured Party in favor of the Borrower or any other Person.

SECTION 2.03.  No Limitations.  (a) Except for termination of a Loan Party’s obligations hereunder as expressly provided in Section 6.13, the obligations of each Loan Party hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise of any Obligations, and shall not be subject to any defense or set-off, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise.  Without limiting the generality of the foregoing, the obligations of each Loan Party hereunder shall not be discharged or impaired or otherwise affected by (i) the failure of the Collateral Agent or any other Secured Party to assert any claim or demand or to enforce any right or remedy under the provisions of any Loan Document or otherwise; (ii) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, any Loan Document or any other agreement, including with respect to any other Loan Party under this Agreement; (iii) the release of, or any impairment of or failure to perfect any Lien on or security interest in, any security held by the Collateral Agent or any other Secured Party for the Obligations or any of them; (iv) any default, failure or delay, wilful or otherwise, in the performance of the Obligations; or (v) any other act or omission that may or might in any manner or to any extent vary the risk of any Loan Party or otherwise operate as a discharge of any Loan Party as a matter of law or equity (other than the indefeasible payment in full in cash of all the Obligations).  Each Loan Party expressly authorizes the Secured Parties to take and hold security in accordance with the terms of this Agreement and the other Loan Documents for the payment and performance of the Obligations, to exchange, waive or release any or all such security (with or without consideration), to enforce or apply such security and direct the order and manner of any sale thereof in their sole discretion or to release or substitute any one or more other Loan Parties or obligors upon or in respect of the Obligations, all without affecting the obligations of any Loan Party hereunder.

(b)  To the fullest extent permitted by applicable Law, each Loan Party waives any defense based on or arising out of any defense of the Borrower or any other Loan Party or the unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower or any other Loan Party, other than the indefeasible payment in full in cash of all the Obligations.  The Collateral Agent and the other Secured Parties may, at their election, foreclose on any security held by one or more of them in accordance with the terms of this Agreement and the other Loan Documents by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Obligations, make any other accommodation with the Borrower or any other Loan Party or exercise any other right or remedy available to them against the Borrower or any other Loan Party, without affecting or impairing in any way the liability of any Loan Party hereunder except to the extent the Obligations have been fully and indefeasibly paid in full in cash.  To the fullest extent permitted by applicable Law, each Loan Party waives any defense arising out of any such election even though such election operates, pursuant to applicable Law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Loan Party against the Borrower or any other Loan Party, as the case may be, or any security.

SECTION 2.04.  Reinstatement.  Each Loan Party agrees that its guarantee hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by the Collateral Agent or any other Secured Party upon the bankruptcy or reorganization of the Borrower, any other Loan Party or otherwise.

SECTION 2.05.  Agreement to Pay; Subrogation.  In furtherance of the foregoing and not in limitation of any other right that the Collateral Agent or any other Secured Party has at law or in equity against any Loan Party by virtue hereof, upon the failure of the Borrower or any other Loan Party to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Loan Party hereby promises to and will forthwith pay, or cause to be paid, to the Collateral Agent for distribution to the applicable Secured Parties in cash the amount of such unpaid Obligation.  Upon payment by any Loan Party of any sums to the Collateral Agent as provided above, all rights of such Loan Party against the Borrower or any other Loan Party arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subject to Article V.

SECTION 2.06.  Information.  Each Loan Party assumes all responsibility for being and keeping itself informed of the Borrower’s and each other Loan Party’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks that such Loan Party assumes and incurs hereunder, and agrees that neither the Collateral Agent nor any of the other Secured Parties will have any duty to advise such Loan Party of information known to it or any of them regarding such circumstances or risks.

ARTICLE III

Security Interests in Personal Property

SECTION 3.01.  Security Interest.  (a) As security for the payment in full of the Obligations, each Loan Party hereby pledges to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest (the “Security Interest”) in, all right, title or interest in, to and under any and all of the ABL Collateral now owned or at any time hereafter acquired by such Loan Party or in which such Loan Party now has or at any time in the future may acquire any right, title or interest.

(b)  Each Loan Party hereby irrevocably authorizes the Collateral Agent at any time and from time to time to file in any relevant jurisdiction any initial financing statements with respect to the ABL Collateral or any part thereof and amendments thereto and continuations thereof that contain the information required by Article 9 of the Uniform Commercial Code of each applicable jurisdiction for the filing of any financing statement or amendment, including whether such Loan Party is an organization, the type of organization and any organizational identification number issued to such Loan Party.  Each Loan Party agrees to provide such information to the Collateral Agent promptly upon request.  Without limiting the foregoing, each Loan Party hereby irrevocably authorizes the Collateral Agent at any time and from time to time to file in any relevant jurisdiction financing statements that describe the ABL Collateral as “all assets, whether now owned or hereafter acquired” of such Loan Party, or words of similar effect as being of an equal or lesser scope or with greater detail.  Each Loan Party also ratifies its authorization for the Collateral Agent to file in any relevant jurisdiction any initial financing statements or amendments thereto if filed prior to the date hereof.

(c)  The Security Interest is granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Loan Party with respect to or arising out of the ABL Collateral (other than the duties expressly created hereunder).

SECTION 3.02.  Representations and Warranties.  The Loan Parties jointly and severally represent and warrant to the Collateral Agent and the other Secured Parties that:

(a)  Each Loan Party has good and valid rights in and title to the ABL Collateral with respect to which it has purported to grant a Security Interest hereunder and has full power and authority to grant to the Collateral Agent, for the benefit of the Secured Parties, the Security Interest in such ABL Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person other than any consent or approval that has been obtained, except to the extent that the failure to have such rights, title, power or authority could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(b)  The Perfection Certificate has been duly prepared, completed and executed and the information set forth therein, including the exact legal name and place of organization of each Loan Party, is correct and complete as of the Closing Date.  The Uniform Commercial Code financing statements prepared by the Collateral Agent based upon the information provided to the Collateral Agent in the Perfection Certificate for filing in each governmental, municipal or other office specified in Schedules 2A and 2B to the Perfection Certificate (or specified by notice from the Borrower to the Collateral Agent after the Closing Date in the case of filings, recordings or registrations required by Section 6.13 of the Credit Agreement), are all the filings, recordings and registrations that are necessary to publish notice of, perfect and protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Agent, for the benefit of the Secured Parties, in respect of all ABL Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable Law with respect to the filing of continuation statements.

(c)  The Security Interest constitutes (i) a legal and valid security interest in all the ABL Collateral securing the payment of the Obligations and (ii) subject to the filings described in Section 3.02(b), a perfected security interest in all ABL Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the Uniform Commercial Code or other applicable Law in such jurisdictions.  The Security Interest is and shall be prior to any other Lien on any of the ABL Collateral, other than Permitted Liens (but not Term Liens) that have priority as a matter of law.

(d)  The ABL Collateral is owned by the Loan Parties free and clear of any Lien, except for Permitted Liens.  None of the Loan Parties has filed or consented to the filing of (i) any financing statement or analogous document under the Uniform Commercial Code or any other applicable Law covering any ABL Collateral or (ii) any assignment in which any Loan Party assigns any ABL Collateral or any security agreement or similar instrument covering any ABL Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, for Permitted Liens.

SECTION 3.03.  Covenants.  (a) Each Loan Party agrees to maintain, at its own cost and expense, such complete and accurate records with respect to the ABL Collateral owned by it as is consistent with its current practices and its reasonable business judgment, and, at such time or times as the Collateral Agent may reasonably request, promptly to prepare and deliver to the Collateral Agent an updated schedule in form and detail reasonably satisfactory to the Collateral Agent showing the identity, amount and location of any and all ABL Collateral.

(b)  Each Loan Party shall, at its own expense, take any and all actions consistent with its current practices and its reasonable business judgment to defend title to the ABL Collateral against all Persons and to defend the Security Interest of the Collateral Agent in the ABL Collateral and the priority thereof against any Lien that is not a Permitted Lien.

(c)  Each Loan Party agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Collateral Agent may from time to time reasonably request to better assure, preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing statements or other documents in connection herewith or therewith.  If any amount payable under or in connection with any of the ABL Collateral shall be or become evidenced by any promissory note or other instrument, such note or instrument shall be promptly pledged and delivered to the Collateral Agent, duly endorsed in a manner reasonably satisfactory to the Collateral Agent.

(d)  Upon the occurrence and during the continuance of an Event of Default, the Collateral Agent and such Persons as the Collateral Agent may reasonably designate shall have the right to inspect the ABL Collateral, all records related thereto (and to make extracts and copies from such records) and the premises upon which any of the ABL Collateral is located, to discuss the Loan Parties’ affairs with the officers of the Loan Parties and their independent accountants and to verify under reasonable procedures, in accordance with Section 6.11 of the Credit Agreement, the validity, amount, quality, quantity, value, condition and status of, or any other matter relating to, the ABL Collateral.  In the case of Accounts or other ABL Collateral in the possession of any third Person, the Collateral Agent and such Persons as the Collateral Agent may reasonably designate shall have the right to verify, at any time, the validity, amount, quality, quantity, value, condition and status thereof by contacting Account Debtors or the third Person possessing such ABL Collateral for the purpose of making such a verification.  The Loan Parties shall be required to pay all reasonable out-of-pocket costs and expenses incurred by the Collateral Agent or any other Person in connection with any inspection or verification referred to in this paragraph.

(e)  At its option, the Collateral Agent may discharge past due taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the ABL Collateral and not permitted pursuant to Section 7.01 of the Credit Agreement, may obtain insurance and may pay for the maintenance and preservation of the ABL Collateral to the extent any Loan Party fails to do so as required by the Credit Agreement or this Agreement, and each Loan Party jointly and severally agrees to reimburse the Collateral Agent on demand for any payment made or any expense incurred by the Collateral Agent pursuant to the foregoing authorization; provided that nothing in this paragraph shall be interpreted as excusing any Loan Party from the performance of, or imposing any obligation on the Collateral Agent or any Secured Party to cure or perform, any covenants or other promises of any Loan Party with respect to taxes, assessments, charges, fees, Liens, security interests, insurance or other encumbrances and maintenance as set forth herein or in the other Loan Documents.

(f)  If at any time any Loan Party shall take a security interest in any property with a value in excess of $1,000,000 in the aggregate of an Account Debtor or any other Person to secure payment and performance of an Account, such Loan Party shall promptly assign such security interest to the Collateral Agent, for the benefit of the Secured Parties.  Such assignment need not be filed of public record unless necessary to continue the perfected status of the security interest against creditors of and transferees from the Account Debtor or other Person granting the security interest.

(g)  Each Loan Party shall remain liable to observe and perform all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the ABL Collateral, all in accordance with the terms and conditions thereof, and the Loan Parties jointly and severally agree to indemnify and hold harmless the Collateral Agent and the other Secured Parties from and against any and all liability for such performance.

(h)  If and to the extent requested by the Collateral Agent, each Loan Party agrees that it shall notify each warehouseman, agent, bailee or processor that possesses or controls any Inventory of such Loan Party of the Security Interest and shall use its commercially reasonable efforts to obtain from such warehouseman, agent, bailee or processor an acknowledgement in writing, in form and substance reasonably satisfactory to the Collateral Agent, that such warehouseman, agent, bailee or processor holds such Inventory for the benefit of the Collateral Agent subject to the Security Interest and shall act upon the instructions of the Collateral Agent without further consent from any Loan Party, and that such warehouseman, agent, bailee or processor further agrees to fully subordinate any Lien held by it with respect to such Inventory, whether arising by operation of Law or otherwise, to the Security Interest.

(i)  None of the Loan Parties will, without the Collateral Agent’s prior written consent, grant any extension of the time of payment of any Accounts included in the ABL Collateral, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any Person liable for the payment thereof or grant any credit, discount or allowance whatsoever thereon, other than extensions, compromises, settlements, releases, credits, discounts or allowances granted or made in the ordinary course of business and consistent with its current practices and in accordance with such prudent and standard practice used in industries that are the same as or similar to those in which such Loan Party is engaged.  Upon the occurrence and during the continuance of an Event of Default, the Collateral Agent shall, at its option, have the exclusive right to settle, adjust or compromise any claim, offset, counterclaim or dispute with Account Debtors or grant any credits, discounts or allowances.

(j)  The Loan Parties, at their own expense, shall maintain or cause to be maintained insurance covering physical loss or damage to the Inventory in accordance with the requirements set forth in Section 6.08 of the Credit Agreement.  Each Loan Party shall use its commercially reasonable efforts to cause any fire and extended coverage insurance policies maintained by it with respect to any ABL Collateral to be endorsed or otherwise amended to include a lenders’ loss payable clause in favor of the Collateral Agent and to provide that it shall not be canceled, modified or not renewed except upon not less than 10 days’ prior written notice thereof by the insurer to the Collateral Agent.  Each Loan Party irrevocably makes, constitutes and appoints the Collateral Agent (and all officers, employees or agents designated by the Collateral Agent) as such Loan Party’s true and lawful agent (and attorney-in-fact) for the purpose, during the continuance of an Event of Default, of making, settling and adjusting claims in respect of ABL Collateral under policies of insurance, endorsing the name of such Loan Party on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions necessary with respect thereto.  In the event that any Loan Party at any time or times shall fail to obtain or maintain any of the policies of insurance required hereby or to pay any premium in whole or part relating thereto, the Collateral Agent may, without waiving or releasing any obligation or liability of the Loan

Parties hereunder or any Event of Default, in its sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Collateral Agent deems advisable.  All sums disbursed by the Collateral Agent in connection with this paragraph, including reasonable out-of-pocket attorneys’ fees, court costs, expenses and other charges relating thereto, shall be payable, upon demand, by the Loan Parties to the Collateral Agent and shall be additional Obligations secured hereby.

(k)  Each Loan Party shall maintain customary and prudent records of its Chattel Paper and its books, records and documents evidencing or pertaining thereto.

SECTION 3.04.  Other Actions.  In order to further ensure the attachment, perfection and priority of, and the ability of the Collateral Agent to enforce, the Security Interest, each Loan Party agrees, in each case at such Loan Party’s own expense, to take the following actions with respect to the following ABL Collateral:

(a) Instruments.  If any Loan Party shall at any time hold or acquire any Instruments that constitute ABL Collateral, such Loan Party shall promptly endorse, assign and deliver the same to the Collateral Agent, accompanied by such undated instruments of endorsement, transfer or assignment duly executed in blank as the Collateral Agent may from time to time reasonably request.

(b) Deposit Accounts.  For each Deposit Account that any Loan Party at any time opens or maintains, such Loan Party shall either (i) cause the depositary bank to agree to comply with instructions from the Collateral Agent to such depositary bank directing the disposition of funds from time to time credited to such Deposit Account, without further consent of such Loan Party or any other Person, pursuant to an agreement reasonably satisfactory to the Collateral Agent, or (ii) arrange for the Collateral Agent to become the customer of the depositary bank with respect to the Deposit Account, with the Loan Party being permitted, only with the consent of the Collateral Agent, to exercise rights to withdraw funds from such Deposit Account.  The Collateral Agent agrees with each Loan Party that the Collateral Agent shall not give any such instructions or withhold any withdrawal rights from any Loan Party except during the continuance of an Availability Triggering Event or if an Event of Default has occurred and is continuing or, after giving effect to any withdrawal, would occur. The provisions of this paragraph shall not apply to (A) Deposit Accounts for which the Collateral Agent is the depositary bank and (B) any Deposit Account the average daily balance in which does not exceed $1,000,000 for any such account individually, and $5,000,000 for all such accounts in the aggregate, at any time.

(c) Investment Property. If any Investment Property now or hereafter acquired by any Loan Party is held by such Loan Party or its nominee through a securities intermediary, and such Investment Property constitutes ABL Collateral, such Loan Party shall immediately notify the Collateral Agent thereof and, at the Collateral Agent’s request and option, pursuant to an agreement in form and substance reasonably satisfactory to the Collateral Agent, either (i) use commercially reasonable efforts to cause such securities intermediary to agree to comply with entitlement orders or other instructions from the Collateral Agent to such securities intermediary as to such security entitlements without further consent of any Loan Party or such nominee, or (ii) in the case of Financial Assets or other Investment Property held through a securities intermediary, use commercially reasonable efforts to arrange for the Collateral Agent to become the entitlement holder with respect to such Investment Property, with the Loan Party being permitted, only with the consent of the Collateral Agent, to exercise rights to withdraw or otherwise deal with such Investment Property.  The Collateral Agent agrees with each of the Loan Parties that the Collateral Agent shall not give any such entitlement orders or instructions or directions to any such issuer or securities intermediary, and shall not withhold its consent to the exercise of any withdrawal or dealing rights by any Loan Party, except during the continuance of an Availability Triggering Event or if an Event of Default has occurred and is continuing or, after giving effect to any such investment and withdrawal rights, would occur.  The provisions of this paragraph shall not apply to (A) any Financial Assets credited to a securities account for which the Collateral Agent is the securities intermediary and (B) any securities account the value of securities or other Investment Property in which does not exceed $1,000,000 for any such account individually, and $5,000,000 for all such accounts in the aggregate, at any time.

(d) Electronic Chattel Paper and Transferable Records. If any Loan Party at any time holds or acquires an interest in any electronic chattel paper or any “transferable record,” as that term is defined in Section 201 of the Federal Electronic Signatures in Global and National Commerce Act, or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction of an amount in excess of $1,000,000, such Loan Party shall promptly notify the Collateral Agent thereof and, at the request of the Collateral Agent, shall take such action as the Collateral Agent may reasonably request to vest in the Collateral Agent control under New York UCC Section 9-105 of such electronic chattel paper or control under Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record.  The Collateral Agent agrees with such Loan Party that the Collateral Agent will arrange, pursuant to procedures reasonably satisfactory to the Collateral Agent and so long as such procedures will not result in the Collateral Agent’s loss of control, for the Loan Party to make alterations to the electronic chattel paper or transferable record permitted under UCC Section 9-105 or, as the case may be, Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or Section 16 of the Uniform Electronic Transactions Act for a party in control to allow without loss of control, unless an Event of Default has occurred and is continuing or would occur after taking into account any action by such Loan Party with respect to such electronic chattel paper or transferable record.

(e) Letter-of-Credit Rights.  If any Loan Party is at any time a beneficiary under a letter of credit now or hereafter issued in favor of such Loan Party in a face amount in excess of $1,000,000, and such letter of credit constitutes ABL Collateral, such Loan Party shall promptly notify the Collateral Agent thereof and, at the request and option of the Collateral Agent, such Loan Party shall, pursuant to an agreement in form and substance reasonably satisfactory to the Collateral Agent, either (i) use commercially reasonable efforts to arrange for the issuer and any confirmer of such letter of credit to consent to an assignment to the Collateral Agent of the proceeds of any drawing under such letter of credit or (ii) use commercially reasonable efforts to arrange for the Collateral Agent to become the transferee beneficiary of such letter of credit, with the Collateral Agent agreeing, in each case, that the proceeds of any drawing under such letter of credit are to be paid to the applicable Loan Party unless an Event of Default has occurred or is continuing.

ARTICLE IV

Remedies

SECTION 4.01.  Remedies Upon Default.  Upon the occurrence and during the continuance of an Event of Default, each Loan Party agrees to deliver, on demand, each item of ABL Collateral to the Collateral Agent or any Person designated by the Collateral Agent, and it is agreed that the Collateral Agent shall have the right to take possession of the ABL Collateral and without liability for trespass to enter any premises where the ABL Collateral may be located for the purpose of taking possession of or removing the ABL Collateral and, generally, to exercise any and all rights afforded to a secured party under the Uniform Commercial Code or other applicable Law, in each case at the same or different times, with or without legal process and with or without prior notice or demand for performance.  Without limiting the generality of the foregoing, each Loan Party agrees that the Collateral Agent shall have the right, subject to the mandatory requirements of applicable Law, to sell or otherwise dispose of all or any part of the ABL Collateral at a public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate.  The Collateral Agent shall be authorized at any such sale of securities (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing the ABL Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the ABL Collateral so sold.  Each such purchaser at any sale of ABL Collateral shall hold the property sold absolutely, free from any claim or right on the part of any Loan Party, and each Loan Party hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal which such Loan Party now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

The Collateral Agent shall give the applicable Loan Parties at least 10 days’ written notice (which each Loan Party agrees is reasonable notice within the meaning of Section 9-611 of the New York UCC or its equivalent in other jurisdictions) of the Collateral Agent’s intention to make any sale of ABL Collateral.  Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the ABL Collateral, or portion thereof, will first be offered for sale at such board or exchange.  Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice (if any) of such sale.  At any such sale, the ABL Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine.  The Collateral Agent shall not be obligated to make any sale of any ABL Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such ABL Collateral shall have been given.  The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned.  In case any sale of all or any part of the ABL Collateral is made on credit or for future delivery, the ABL Collateral so sold may be retained by the Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the Collateral Agent and the other Secured Parties shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the ABL Collateral so sold and, in case of any such failure, such ABL Collateral may be sold again upon like notice.  At any public (or, to the extent permitted by applicable Law, private) sale made pursuant to this Agreement, any Secured Party may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of any Loan Party (all said rights being also hereby waived and released to the extent permitted by law), the ABL Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Secured Party from any Loan Party as a credit against the purchase price, and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Loan Party therefor.  For purposes hereof, a written agreement to purchase the ABL Collateral or any portion thereof shall be treated as a sale thereof; the Collateral Agent shall be free to carry out such sale pursuant to such agreement and no Loan Party shall be entitled to the return of the ABL Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full.  As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the ABL Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.  Any sale pursuant to the provisions of this Section 4.01 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-610(b) of the New York UCC or its equivalent in other jurisdictions.

SECTION 4.02.  Application of Proceeds.  The Collateral Agent shall apply the proceeds of any collection or sale of ABL Collateral, including any ABL Collateral consisting of cash, as follows:

FIRST, to the payment of all Obligations consisting of (a) fees due under the Credit Agreement (including fees under Section 2.10 of the Credit Agreement), (b) costs and expenses incurred by the Collateral Agent in connection with such collection or sale or otherwise in connection with this Agreement, any other Loan Document or any of the Obligations, including all court costs and the reasonable out-of-pocket fees and expenses of its agents and legal counsel, the repayment of all advances made by the Collateral Agent hereunder or under any other Loan Document on behalf of any Loan Party and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Loan Document and (c) all other obligations in the nature of indemnification and reimbursement of costs and expenses (including obligations under Section 10.04 of the Credit Agreeement and Section 6.03 of this Agreement), with the amounts referred to in this clause FIRST so applied to be distributed among the Secured Parties entitled thereto pro rata in accordance with the amounts of such Obligations owed to them on the date of any such distribution;

SECOND, to the payment of all Obligations consisting of interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans (including Special Agent Loans), with the amounts so applied to be distributed among the Secured Parties entitled thereto pro rata in accordance with the amounts of such interest owed to them on the date of any such distribution;

THIRD, to the payment in full of the aggregate principal amount of all the Special Agent Loans;

FOURTH, to the payment in full of the aggregate principal amount of all the Swingline Loans;

FIFTH, to the payment in full of the aggregate principal amount of all other Loans, with the amounts so applied to be distributed among the Secured Parties entitled thereto pro rata in accordance with the amounts of such principal owed to them on the date of any such distribution;

SIXTH, to the payment (or, in the case of outstanding Letters of Credit, cash collateralization) in full of all the Obligations not referred to in clauses FIRST through FIFTH above or clause SEVENTH below, with the amounts so applied to be distributed among the Secured Parties entitled thereto pro rata in accordance with the amounts of such Obligations owed to them on the date of any such distribution;

SEVENTH, to the payment in full of all the Obligations referred to in clauses (c) and (d) of the definition of the term “Obligations”, the amounts so applied to be distributed among the Secured Parties entitled thereto pro rata in accordance with the amounts of such Obligations owed to them on the date of any such distribution; and

EIGHTH, to the Loan Parties, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

The Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement.  Upon any sale of ABL Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the ABL Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

ARTICLE V

Indemnity, Subrogation and Subordination

SECTION 5.01.  Indemnity and Subrogation.  In addition to all such rights of indemnity and subrogation as the Loan Parties may have under applicable Law (but subject to Section 5.03), the Borrower agrees that (a) in the event a payment of an Obligation of the Borrower shall be made by any Subsidiary Loan Party under this Agreement, the Borrower shall indemnify such Subsidiary Loan Party for the full amount of such payment and such Subsidiary Loan Party shall be subrogated to the rights of the Person to whom such payment shall have been made to the extent of such payment and (b) in the event any assets of any Subsidiary Loan Party shall be sold pursuant to this Agreement or any other Security Document to satisfy in whole or in part an obligation of the Borrower owed to any Secured Party, the Borrower shall indemnify such Subsidiary Loan Party in an amount equal to the greater of the book value or the fair market value of the assets so sold.

SECTION 5.02.  Contribution and Subrogation.  Each Subsidiary Loan Party (a “Contributing Party”) agrees (subject to Section 5.03) that, in the event a payment shall be made by any other Subsidiary Loan Party hereunder in respect of any Obligation or assets of any other Subsidiary Loan Party shall be sold pursuant to any Security Document to satisfy any Obligation (other, in each case, than an Obligation for the incurrence of which such other Subsidiary Loan Party received fair and adequate consideration) and such other Subsidiary Loan Party (the “Claiming Party”) shall not have been fully indemnified by the Borrower as provided in Section 5.01, the Contributing Party shall indemnify the Claiming Party in an amount equal to the amount of such payment or the greater of the book value or the fair market value of such assets, as the case may be, in each case multiplied by a fraction of which the numerator shall be the net worth of the Contributing Party on the date hereof and the denominator shall be the aggregate net worth of all the Subsidiary Loan Parties on the date hereof (or, in the case of any Subsidiary Loan Party becoming a party hereto pursuant to Section 6.14, the date of the supplement hereto executed and delivered by such Subsidiary Loan Party).  Any Contributing Party making any payment to a Claiming Party pursuant to this Section 5.02 shall be subrogated to the rights of such Claiming Party under Section 5.01 to the extent of such payment.

SECTION 5.03.  Subordination.  (a) Notwithstanding any provision of this Agreement to the contrary, all rights of the Loan Parties under Sections 5.01 and 5.02 and all other rights of indemnity, contribution or subrogation under applicable Law or otherwise shall be fully subordinated to the indefeasible payment in full in cash of the Obligations.  No failure on the part of the Borrower or any other Loan Party to make the payments required by Sections 5.01 and 5.02 (or any other payments required under applicable Law or otherwise) shall in any respect limit the obligations and liabilities of any Loan Party with respect to its Obligations hereunder, and each Loan Party shall remain liable for the full amount of the Obligations of such Loan Party hereunder.

(b)  Each Loan Party hereby agrees that all Indebtedness and other monetary obligations owed by it to any other Loan Party or any other Subsidiary shall be fully subordinated to the indefeasible payment in full in cash of the Obligations.

ARTICLE VI

Miscellaneous

SECTION 6.01.  Notices.  All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 10.02 of the Credit Agreement.  All communications and notices hereunder to any Subsidiary Loan Party shall be given to it in care of the Borrower as provided in Section 10.02 of the Credit Agreement.

SECTION 6.02.  Waivers; Amendment.  (a) No failure or delay by the Collateral Agent, any other Agent, any LC Issuer or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power.  The rights and remedies of the Collateral Agent and the other Secured Parties hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have.  No waiver of any provision of this Agreement or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 6.02, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.  Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Collateral Agent, any other Agent, any Arranger, any Lender or any LC Issuer may have had notice or knowledge of such Default at the time.  No notice or demand on any Loan Party in any case shall entitle any Loan Party to any other or further notice or demand in similar or other circumstances.

(b)  Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Required Lenders and the Loan Party or Loan Parties with respect to which such waiver, amendment or modification is to apply, and acknowledged by the Administrative Agent, subject to any consent required in accordance with Section 10.01 of the Credit Agreement and the other terms of such Section.

SECTION 6.03.  Collateral Agent’s Fees and Expenses; Indemnification.  (a) The parties hereto agree that the Collateral Agent shall be entitled to reimbursement of its expenses incurred hereunder as provided in Section 10.04(a) of the Credit Agreement.

(b)  Without limitation of its indemnification obligations under the other Loan Documents, each Loan Party jointly and severally agrees to defend (subject to Indemnitees’ selection of counsel), indemnify, pay and hold harmless the Collateral Agent and the other Indemnitees (as defined in Section 10.04(b) of the Credit Agreement) from and against any and all Indemnified Liabilities; provided that no Loan Party shall have any obligation to any Indemnitee hereunder with respect to any Indemnified Liability to the extent such Indemnified Liability arises from the gross negligence or wilful misconduct of such Indemnitee.  To the extent permitted by applicable Law, no Loan Party shall assert, and each Loan Party hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) (whether or not the claim therefor is based on contract, tort or duty imposed by any applicable legal requirement) arising out of, in connection with, as a result of, or in any way related to, this Agreement or any other Loan Document, the transactions contemplated hereby or thereby, any Loan or the use of the proceeds thereof or any act or omission or event occurring in connection therewith, and each Loan Party hereby waives, releases and agrees not to sue upon any such claim or any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

(c)  Any such amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other Loan Documents.  The provisions of this Section 6.03 shall remain in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Collateral Agent or any other Secured Party.  All amounts due under this Section 6.03 shall be payable promptly after written demand therefor.

SECTION 6.04.  Successors and Assigns.  Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Loan Party or the Collateral Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

SECTION 6.05.  Survival of Agreement.  All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Lenders and the LC Issuers and shall survive the execution and delivery of the Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by or on behalf of any Lender or any LC Issuer and notwithstanding that any Agent, any LC Issuer or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended under the Credit Agreement, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under any Loan Document is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated.

SECTION 6.06.  Counterparts; Effectiveness; Several Agreement.  This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract.  Delivery of an executed signature page to this Agreement by facsimile transmission or electronic transmission (pdf) shall be as effective as delivery of a manually signed counterpart of this Agreement.  This Agreement shall become effective as to any Loan Party when a counterpart hereof executed on behalf of such Loan Party shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Loan Party and the Collateral Agent and their respective permitted successors and assigns, and shall inure to the benefit of such Loan Party, the Collateral Agent and the other Secured Parties and their respective successors and assigns, except that no Loan Party shall have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the ABL Collateral (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement or the Credit Agreement.  This Agreement shall be construed as a separate agreement with respect to each Loan Party and may be amended, modified, supplemented, waived or released with respect to any Loan Party without the approval of any other Loan Party and without affecting the obligations of any other Loan Party hereunder.

SECTION 6.07.  Severability.  Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.  The parties hereto shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 6.08.  Right of Set-Off.  If an Event of Default shall have occurred and be continuing, each Agent, each Lender, each LC Issuer and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Agent, such Lender, such LC Issuer or such Affiliate to or for the credit or the account of any Loan Party against any of and all the Obligations of such Loan Party now or hereafter existing under this Agreement owed to such Agent, such Lender or such LC Issuer, irrespective of whether or not such Agent, such Lender or such LC Issuer shall have made any demand under this Agreement and although such obligations may be unmatured.  The rights of each Agent, each Lender, each LC Issuer and its Affiliates under this Section 6.08 are in addition to other rights and remedies (including other rights of set-off) which such Person may have.  For the avoidance of doubt, any payments obtained by any Lender pursuant to the exercise of rights under this Section 6.08 shall be subject to Section 2.14 of the Credit Agreement.

SECTION 6.09.  Governing Law; Jurisdiction; Consent to Service of Process.  (a) This Agreement shall be construed in accordance with and governed by the law of the State of New York.

(b)  Each of the Loan Parties hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such federal court.  Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  Nothing in this Agreement or any other Loan Document shall affect any right that any Agent, any LC Issuer or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Loan Party, or its properties in the courts of any jurisdiction.

(c)  Each of the Loan Parties hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (b) of this Section 6.09.  Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d)  Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 6.01.  Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

SECTION 6.10.  WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 6.10.

SECTION 6.11.  Headings.  Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 6.12.  Security Interest Absolute.  All rights of the Collateral Agent hereunder, the Security Interest and all obligations of each Loan Party hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Obligations, or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Loan Party in respect of the Obligations or this Agreement.

SECTION 6.13.  Termination or Release.  (a) This Agreement, the Guarantees made herein, the Security Interest and all other security interests granted hereby shall terminate when all the Obligations (other than, with respect to the termination of the Security Interest and all other security interests granted hereby only, any Obligations that consist solely of contingent obligations) have been indefeasibly paid in full, all Commitments under the Credit Agreement shall have been reduced to zero, no LC Issuer shall have any obligation to issue Letters of Credit under the Credit Agreement and no Letter of Credit shall be outstanding (other than any Letter of Credit the obligations under which have been cash collateralized in full or supported by letters of credit of other banks naming the applicable LC Issuer as the beneficiary, in each case, in a manner satisfactory to the applicable LC Issuer).  In connection with any termination pursuant to this paragraph, the Collateral Agent shall execute and deliver to any Loan Party, at such Loan Party’s expense, all Uniform Commercial Code termination statements and any other documents that such Loan Party shall reasonably request to evidence such termination.  Any execution and delivery of documents pursuant to this Section 6.13 shall be without recourse to, or representation of warranty by, the Collateral Agent or any other Secured Party.

(b)  Except as provided in paragraph (a) above, the release of any Subsidiary Loan Party from its obligations hereunder and of the Security Interest in any ABL Collateral shall be governed by Section 9.08(a) of the Credit Agreement.

SECTION 6.14.  Additional Subsidiaries.  Pursuant to Section 6.13(c) of the Credit Agreement, certain Subsidiaries not originally parties hereto may be required from time to time to enter in this Agreement as Subsidiary Loan Parties.  Upon execution and delivery by the Collateral Agent and a Subsidiary of an instrument in the form of Exhibit I hereto, such Subsidiary shall become a party to this Agreement as a Subsidiary Loan Party (and a guarantor and grantor hereunder) with the same force and effect as if originally named as a Subsidiary Loan Party herein.  The execution and delivery of any such instrument shall not require the consent of any other Loan Party hereunder.  The rights and obligations of each Loan Party hereunder shall remain in full force and effect notwithstanding the addition of any new Loan Party as a party to this Agreement.

SECTION 6.15.  Collateral Agent Appointed Attorney-in-Fact.  Each Loan Party hereby appoints the Collateral Agent the attorney-in-fact of such Loan Party for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest.  Without limiting the generality of the foregoing, the Collateral Agent shall have the right, but only upon the occurrence and during the continuance of an Event of Default, with full power of substitution either in the Collateral Agent’s name or in the name of such Loan Party (a) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the ABL Collateral or any part thereof; (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the ABL Collateral; (c) to sign the name of any Loan Party on any invoice or bill of lading relating to any of the ABL Collateral; (d) to send verifications of Accounts Receivable to any Account Debtor; (e) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the ABL Collateral or to enforce any rights in respect of any ABL Collateral; (f) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the ABL Collateral; (g) to notify, or to require any Loan Party to notify, Account Debtors to make payment directly to the Collateral Agent; and (h) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Collateral Agent were the absolute owner of the ABL Collateral for all purposes; provided that nothing herein contained shall be construed as requiring or obligating the Collateral Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent, or to present or file any claim or notice, or to take any action with respect to the ABL Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby.  The Collateral Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to any Loan Party for any act or failure to act hereunder, except for their own gross negligence, bad faith or wilful misconduct.

[The remainder of this page is blank.]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

SPECTRUM BRANDS, INC., as the Borrower

By:	/s/ Anthony L. Genito
Name:	Anthony L. Genito
Title:	Senior Vice President and Chief Financial Officer

 [ABL Guarantee and Collateral Agreement]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

ROV HOLDING, INC.,

By:	/s/ Anthony L. Genito
Name:	Anthony L. Genito
Title:	Vice President and Treasurer

 [ABL Guarantee and Collateral Agreement]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

ROVCAL, INC.,

By:	/s/ Anthony L. Genito
Name:	Anthony L. Genito
Title:	Vice President and Treasurer

 [ABL Guarantee and Collateral Agreement]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

UNITED INDUSTRIES CORPORATION,

By:	/s/ Robert Prather
Name:	Robert Prather
Title:	Treasurer and Chief Financial Officer

 [ABL Guarantee and Collateral Agreement]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

SPECTRUM NEPTUNE US HOLDCO CORPORATION,

By:	/s/ Anthony L. Genito
Name:	Anthony L. Genito
Title:	Vice President, Treasurer and Chief Financial Officer

 [ABL Guarantee and Collateral Agreement]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

SCHULTZ COMPANY,

By:	/s/ Robert Prather
Name:	Robert Prather
Title:	Treasurer and Chief Financial Officer

 [ABL Guarantee and Collateral Agreement]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

UNITED PET GROUP, INC.,

By:	/s/ Joe Gil
Name:	Joe Gil
Title:	Vice President Finance and Treasurer

 [ABL Guarantee and Collateral Agreement]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

DB ONLINE, LLC,

By:	United Pet Group, Inc., its Managing Member

By:	/s/ Joe Gil
Name:	Joe Gil
Title:	Vice President Finance and Treasurer

 [ABL Guarantee and Collateral Agreement]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

SOUTHERN CALIFORNIA FOAM, INC.,

By:	/s/ Joe Gil
Name:	Joe Gil
Title:	Vice President Finance and Treasurer

 [ABL Guarantee and Collateral Agreement]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

AQUARIA, INC.,

By:	/s/ Joe Gil
Name:	Joe Gil
Title:	Vice President Finance and Treasurer

 [ABL Guarantee and Collateral Agreement]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

AQUARIUM SYSTEMS, INC.,

By:	/s/ Joe Gil
Name:	Joe Gil
Title:	Vice President Finance and Treasurer

 [ABL Guarantee and Collateral Agreement]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

PERFECTO MANUFACTURING, INC.,

By:	/s/ Joe Gil
Name:	Joe Gil
Title:	Vice President Finance and Treasurer

 [ABL Guarantee and Collateral Agreement]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

TETRA HOLDING (US), INC.,

By:	/s/ Joe Gil
Name:	Joe Gil
Title:	Vice President Finance and Treasurer

 [ABL Guarantee and Collateral Agreement]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

WACHOVIA BANK, NATIONAL ASSOCIATION, as the Collateral Agent

By:	/s/ Joseph L. White
Name:	Joseph L. White
Title:	Director

 [ABL Guarantee and Collateral Agreement]

Schedule I
Subsidiary Loan Parties

Grantor	Type of Organization	Jurisdiction of Organization	Organization Identification Number
ROV Holding, Inc.	Corporation	Delaware	0946128
ROVCAL, Inc.	Corporation	California	C2063405
United Industries Corporation	Corporation	Delaware	0790751
Spectrum Neptune US Holdco Corporation	Corporation	Delaware	3786826
Schultz Company	Corporation	Missouri	00069779
United Pet Group, Inc.	Corporation	Delaware	3066897
DB Online, LLC	Limited Liability Company	Hawaii	29170
Southern California Foam, Inc.	Corporation	California	C1456775
Aquaria, Inc.	Corporation	California	C0553017
Aquarium Systems, Inc.	Corporation	Delaware	2583486
Perfecto Manufacturing, Inc.	Corporation	Delaware	2626833
Tetra Holding (US), Inc.	Corporation	Delaware	3589555

Exhibit I to
the ABL Guarantee and Collateral Agreement

SUPPLEMENT NO. __ dated as of [                    ], to the ABL Guarantee and Collateral Agreement dated as of September 28, 2007, among SPECTRUM BRANDS, INC., a Delaware corporation (the “Borrower”), each subsidiary of the Borrower listed on Schedule I thereto (collectively, the “Subsidiary Loan Parties”; the Subsidiary Loan Parties and the Borrower are referred to collectively herein as the “Loan Parties”) and WACHOVIA BANK, NATIONAL ASSOCIATION (“Wachovia”), as the Collateral Agent.

A.  Reference is made to the Credit Agreement dated as of September [  ], 2007 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the other Loan Parties party thereto, the Lenders party thereto, Wachovia, as the Administrative Agent, the Collateral Agent and an LC Issuer, and Goldman Sachs Credit Partners L.P., as the Syndication Agent.

B.  Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement and the Guarantee and Collateral Agreement referred to therein.

C.  The Loan Parties have entered into the Guarantee and Collateral Agreement in order to induce the Lenders to make Loans and the LC Issuers to issue Letters of Credit.  Section 6.14 of the Guarantee and Collateral Agreement provides that additional Subsidiaries of the Borrower may become party to the Guarantee and Collateral Agreement as Subsidiary Loan Parties by execution and delivery of an instrument in the form of this Supplement.  The undersigned Subsidiary (the “New Subsidiary”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a party to the Guarantee and Collateral Agreement as a Subsidiary Loan Party in order to induce the Lenders to make additional Loans and the LC Issuers to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

Accordingly, the Collateral Agent and the New Subsidiary agree as follows:

SECTION 1.  In accordance with Section 6.14 of the Guarantee and Collateral Agreement, the New Subsidiary by its signature below becomes a party to the Guarantee and Collateral Agreement as a Subsidiary Loan Party and Loan Party thereunder (and accordingly, becomes a guarantor and a grantor thereunder), with the same force and effect as if originally named therein as a Subsidiary Loan Party, and the New Subsidiary hereby (a) agrees to all the terms and provisions of the Guarantee and Collateral Agreement applicable to it as a Subsidiary Loan Party and a guarantor and a grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Loan Party thereunder are true and correct on and as of the date hereof.  In furtherance of the foregoing, the New Subsidiary, as security for the payment and performance in full of the Obligations does hereby (i) create and grant to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest

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in and lien on all of the New Subsidiary’s right, title and interest in, to and under the ABL Collateral of the New Subsidiary, (b) guarantee the Obligations as set forth in Article II of the Guarantee and Collateral Agreement and (c) authorize the Collateral Agent at any time and from time to time to file in the applicable jurisdictions any initial financing statements with respect to the ABL Collateral or any part thereof and amendments thereto and continuations thereof that contain the information required by Article 9 of the Uniform Commercial Code of each applicable jurisdiction for the filing of any financing statement or amendment.  Without limiting the foregoing, each Loan Party hereby irrevocably authorizes the Collateral Agent at any time and from time to time to file in any relevant jurisdiction financing statements that describe the ABL Collateral as “all assets, whether now owned or hereafter acquired” of such Loan Party, or words of similar effect as being of an equal or lesser scope or with greater detail.  Each reference to a “Subsidiary Loan Party” or a “Loan Party” in the Guarantee and Collateral Agreement shall be deemed to include the New Subsidiary.  The Guarantee and Collateral Agreement is hereby incorporated herein by reference.

SECTION 2.  The New Subsidiary represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 3.  This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received a counterpart of this Supplement that bears the signature of the New Subsidiary and the Collateral Agent has executed a counterpart hereof.  Delivery of an executed signature page to this Supplement by facsimile transmission or electronic transmission (pdf) shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4.  The New Subsidiary hereby represents and warrants that set forth under its signature hereto, is the true and correct legal name of the New Subsidiary, its jurisdiction of formation, the organizational identification number, if any, issued to it by its jurisdiction of formation and the location of its chief executive office.

SECTION 5.  Except as expressly supplemented hereby, the Guarantee and Collateral Agreement shall remain in full force and effect.

SECTION 6.  THIS SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.  EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SUPPLEMENT OR

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ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT.  EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.  NOTHING IN THIS SUPPLEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT ANY AGENT, ANY LENDER OR ANY LC ISSUER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS SUPPLEMENT OR ANY OTHER LOAN DOCUMENT AGAINST THE BORROWER OR ANY OTHER LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

SECTION 7.  Any provision of this Supplement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof and of the Guarantee and Collateral Agreement and the Credit Agreement; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.  The parties hereto shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 8.  All communications and notices hereunder shall be in writing and given as provided in Section 6.01 of the Guarantee and Collateral Agreement.

SECTION 9.  The New Subsidiary agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent.

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IN WITNESS WHEREOF, the New Subsidiary and the Collateral Agent have duly executed this Supplement to the Guarantee and Collateral Agreement as of the day and year first above written.

[NAME OF NEW SUBSIDIARY],

by

Name:
Title:

Legal Name:
Jurisdiction of Formation:
Organizational ID Number:
Location of Chief Executive office:

WACHOVIA BANK, NATIONAL ASSOCIATION, as the Collateral Agent,

by

Name:
Title: